UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 1, 2018

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 1, 2018, Lawson Products, Inc. (the "Company") completed the acquisition of Screw Products, Inc. ("Screw Products"), a leading regional industrial parts distributor operating in Ohio and Texas. The Company acquired the assets, properties and rights of Screw Products and expects to complete the integration of the acquisition in the first half of 2019.

A copy of the press release announcing the acquisition is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1    Press Release issued on October 1, 2018

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date:	October 2, 2018	By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Executive Vice President, Chief Financial Officer, Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued October 1, 2018